SUPPLEMENT DATED MAY 3, 2013 TO
THE PROSPECTUS DATED APRIL 10, 2013

INCAPITAL UNIT TRUST, SERIES 23

Incapital Morningstar Wide Moat Portfolio, 2Q 2013
File No. 333-187200

Notwithstanding anything to the contrary in the Prospectus, the first five paragraphs under “Principal Investment Strategy” are hereby deleted and replaced with the following:

The Trust seeks to achieve its objective by investing in a portfolio of equity securities of companies recommended by Morningstar Investment Services, Inc. (“MIS”) that the Sponsor believes has the best chance to meet the Trust’s investment objective over its life. The screening process to select the securities in the investment portfolio of the Trust was executed seven business days before the initial date of deposit. As a result of this methodology, the Trust is concentrated in the information technology sector, according to the Global Industry Classification Standard.

The security selection process was completed using the following steps:

1.
MIS selects securities from the universe of equities that Morningstar, Inc. (“Morningstar”) ranks as having five or four stars; Morningstar is MIS’ parent company. Morningstar assigns star ratings based on its analysts' estimates of a security's fair value. A 5-star security is a good value at its current price; a 1-star security is not a good value. Star ratings, which are updated daily, can change for three reasons: because analysts alter their estimate of a stock's fair value, because a stock's price changes, or both.

2.
From the initial universe, the universe is narrowed so that it is comprised of only those securities that Morningstar has identified as having a “wide moat,” which are those securities that have met Morningstar’s criteria for a wide moat designation through a proprietary process designed to identify the companies that have high barriers to entry for competitors.

3.	MIS eliminates those securities that do not have a market cap between approximately $1 billion and $400 billion.

4.	From the remaining securities, MIS will recommend a final portfolio of at least 25 securities that MIS believes best achieves the Trust’s investment objective.

If there are less than 25 securities at step 4 above, then the selection process will begin again from the beginning but include securities that Morningstar has identified as having a “narrow moat.”

Once the securities for the portfolio have been selected, they will be approximately equally weighted. Please note that due to the fluctuating nature of security prices, the weighting of an individual security in the trust portfolio may change after the security selection date.

Please keep with your Prospectus for future reference.